                                                                  EXECUTION COPY

                    CAPMARK MORTGAGE LOAN PURCHASE AGREEMENT

            THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of July 25, 2007, between CAPMARK FINANCE INC., as seller (the "Seller"), and
CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. ("CCMSI"), as purchaser (the
"Purchaser").

            The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily, commercial and/or manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as "Annex A". The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust
Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be dated as of July 1, 2007, among CCMSI, as depositor, Midland
Loan Services, Inc., Wachovia Bank, National Association and Capmark Finance
Inc., as master servicers (each, a "Master Servicer" and, together, the "Master
Servicers"), CWCapital Asset Management LLC, as special servicer (the "Special
Servicer"), Wells Fargo Bank, National Association, as trustee (the "Trustee")
and LaSalle Bank National Association, as certificate administrator (the
"Certificate Administrator"). Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing Agreement.

            CCMSI intends to sell certain Classes of the Certificates (the
"Publicly Offered Certificates") to Citigroup Global Markets Inc. ("CGMI"), PNC
Capital Markets LLC, Lehman Brothers Inc., Banc of America Securities LLC and
Capmark Securities Inc. (collectively, the "Dealers"), pursuant to an underwriting agreement dated as of the date hereof (the "Underwriting
Agreement"), between CCMSI and the Dealers. The Publicly Offered Certificates
are more particularly described in a prospectus supplement dated July 25, 2007
(the "Prospectus Supplement") and the accompanying base prospectus dated July 9,
2007 (the "Base Prospectus" and, together with the Prospectus Supplement, the
"Prospectus").

            CCMSI further intends to sell the remaining Classes of the
Certificates (the "Privately Offered Certificates") to CGMI, pursuant to a certificate purchase agreement dated as of the date hereof (the "Certificate
Purchase Agreement"), between CCMSI and CGMI. The Privately Offered Certificates are more particularly described in an offering memorandum dated July 25, 2007
(the "Memorandum").

            Certain Classes of the Certificates will be assigned ratings by
Fitch, Inc., Moody's Investors Service, Inc. and/or Standard & Poor's Rating
Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating
Agencies").

            In connection with its sale of the Mortgage Loans, the Seller shall enter into an indemnification agreement dated as of the date hereof (the
"Indemnification Agreement"), between the Seller, CCMSI and the Dealers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.    Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance as of the close of business on the Cut-off Date
(the "Initial Aggregate Mortgage Loan Balance") of $593,819,754 (subject to a variance of plus or minus 5.0%), after giving effect to any payments due on or before such date, whether or not such payments are received. The Initial
Aggregate Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Initial Pool Balance")
of $4,756,049,404 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on July 31, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the
"Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall consist of a cash amount, payable in immediately available funds, as reflected on the settlement statement agreed to by the Seller and the
Purchaser, which amount shall include interest accrued on the Mortgage Loans for the period from and including the Cut-off Date up to but not including the
Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.
The Seller hereby irrevocably directs the Purchaser to deliver to and deposit with the Certificate Administrator or the applicable Master Servicer, as appropriate in accordance with the Pooling and Servicing Agreement, that portion of the Aggregate Purchase Price equal to the sum of the Initial Deposits for those Mortgage Loans, if any, that constitute Initial Deposit Trust Mortgage
Loans.

            SECTION 2.    Conveyance of Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to receipt by the Seller or its designee of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the
Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this
Agreement), all the right, title and interest of the Seller in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance and any escrow, reserve or comparable accounts related to the
Mortgage Loans, subject, in the case of any Mortgage Loan that is part of a Loan
Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan Combination in

                                        2

such proceeds and reserve or comparable accounts, and further subject to the understanding that the Seller will sell certain servicing rights to the applicable Master Servicer pursuant to that certain Servicing Rights Purchase
Agreement, dated as of the Closing Date, between such Master Servicer and the
Seller, and may require that a particular primary servicer remain in place with respect to any or all of the Mortgage Loans. Notwithstanding the foregoing, the
Seller shall retain any rights granted to it under a Mortgage Loan to designate or establish an accommodation borrower to assume at the time of defeasance ownership of the related defeasance collateral and liability for all or, in the case of partial defeasance, the applicable portion (related to the partial release price) of the related borrower's obligations under such Mortgage Loan and the other related Mortgage Loan documents.

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c)   No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver or cause to be delivered to the Trustee (with a copy
(except in the case of any letter of credit referred to in clause (xi)(D) below)
to the applicable Master Servicer and the Special Servicer within ten (10)
Business Days after the Closing Date) the documents and instruments specified below under clauses (i), (ii), (vii), (ix)(A) and (xi)(D) and shall, not later than the date that is 30 days after the Closing Date, deliver or cause to be delivered to the Trustee (with a copy to the applicable Master Servicer) the remaining documents and instruments specified below, in each case with respect to each Mortgage Loan that is a Serviced Trust Mortgage Loan (the documents and instruments specified below, collectively, the "Mortgage File"). The Mortgage
File for each Mortgage Loan that is a Serviced Trust Mortgage Loan shall contain the following documents:

                  (i)     (A) the original executed Mortgage Note including any
      power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust
      2007-C6, Commercial Mortgage Pass-Through Certificates, Series 2007-C6",
      or in blank (or a lost note affidavit and indemnity with a copy of such
      Mortgage Note attached thereto) and (B) if the subject Mortgage Loan is part of a Serviced Loan Combination, a copy of the executed Mortgage Note for each related Serviced Non-Trust Mortgage Loan;

                  (ii)    an original or a copy of the Mortgage, together with
      any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                                        3

                  (iii)   an original or a copy of any related Assignment of
      Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iv)    an original executed assignment, in recordable form
      (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (C)
      any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank,
      National Association, as trustee for the registered holders of Citigroup
      Commercial Mortgage Trust 2007-C6, Commercial Mortgage Pass-Through
      Certificates, Series 2007-C6" (and, if the subject Mortgage Loan is part of a Serviced Loan Combination, also on behalf of the related Serviced
      Non-Trust Mortgage Loan Noteholder(s)), or in blank;

                  (v)     an original assignment of all unrecorded documents
      relating to the subject Mortgage Loan (to the extent not already covered by the assignment to be delivered pursuant to clause (iv) above), in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2007-C6, Commercial
      Mortgage Pass-Through Certificates, Series 2007-C6" (and, if the subject
      Mortgage Loan is part of a Serviced Loan Combination, also on behalf of the related Serviced Non-Trust Mortgage Loan Noteholder(s)), or in blank;

                  (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed or consolidated;

                  (vii)   the original or a copy of the policy or certificate
      of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or specimen version of, or a marked commitment for, the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                  (viii)  any filed copies (bearing evidence of filing) or
      other evidence of filing reasonably satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the
      Closing Date), unless not yet returned by the applicable filing office;
      and, if there is an effective UCC Financing Statement in favor of the
      Seller on record with the applicable public office for UCC Financing
      Statements, an original UCC Financing Statement assignment, in form suitable for filing in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage
      Trust 2007-C6,

                                        4

      Commercial Mortgage Pass-Through Certificates, Series 2007-C6" (and, if
      the subject Mortgage Loan is part of a Serviced Loan Combination, also on behalf of the related Serviced Non-Trust Mortgage Loan Noteholder(s)), as assignee, or in blank;

                  (ix)    an original or a copy of any (A) Ground Lease and
      ground lessor estoppel, (B) loan guaranty or indemnity, (C) lender's environmental insurance policy or indemnity agreement or (D) lease enhancement policy;

                  (x)     any intercreditor, co-lender or similar agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor; and

                  (xi)    copies of any (A) loan agreement, (B) escrow
      agreement, (C) security agreement or (D) letter of credit relating to a
      Trust Mortgage Loan (with the original of any such letter of credit to be delivered to the applicable Master Servicer).

            The foregoing document delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            With respect to any cross-collateralized and cross-defaulted
Mortgage Loans, the existence in the Mortgage File for any such Crossed Loan of any document required to be included therein shall be sufficient to satisfy the requirements of this Agreement for delivery of such document as a part of the
Mortgage File for the other Crossed Loan(s) in the subject Crossed Group, to the extent that such document is also required to be part of the Mortgage File for such other Crossed Loan(s) in the subject Crossed Group.

            References in this Agreement to "Document Defect" mean that any document constituting part of the Mortgage File for any Mortgage Loan has not been properly executed, is missing (beyond the time period required for its delivery hereunder), contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan
Schedule or does not appear regular on its face.

            (d)   The Seller, at its own cost and expense, shall retain an
independent third party (the "Recording/Filing Agent") that shall, as to each
Mortgage Loan, promptly (and in any event, as to any such Mortgage Loan, within
90 days following the later of (i) the Closing Date and (ii) the delivery of the related Mortgage(s), Assignment(s) of Leases, recordable documents and UCC
Financing Statements to the Trustee) complete (if and to the extent necessary)
and cause to be submitted for recording or filing, as the case may be, in favor of the Trustee in the appropriate public office for real property records or UCC
Financing Statements, as appropriate, each assignment of Mortgage, assignment of
Assignment of Leases and assignment of any other recordable documents relating to each such Mortgage Loan, referred to in Sections 2(c)(iv)(A), (B) and (C) and each assignment of a UCC Financing Statement in favor of the Trustee and so delivered to the Trustee and referred to in Section 2(c)(viii). The Seller shall cause the recorded original of each such assignment of recordable documents to be delivered to the Trustee or its designee following recording, and shall cause the file copy of each such UCC Financing Statement to be delivered to the
Trustee or its designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or

                                        5

assignment of Assignment of Leases, the Seller or the Recording/Filing Agent
shall obtain therefrom a copy of the recorded original, which shall be delivered to the Trustee or its designee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed, as appropriate. The Seller shall be responsible for the out-of-pocket costs and expenses of the Purchaser, any party to the Pooling and
Servicing Agreement, the Recording/Filing Agent and itself in connection with its performance of the recording, filing and delivery obligations contemplated above.

            (e)   The Seller shall deliver or cause to be delivered to the
applicable Master Servicer or such Master Servicer's designee: (i) within ten
(10) days after the Closing Date, all documents and records in the Seller's possession (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan and that are not required to be part of the Mortgage File in accordance with the definition thereof
(including, without limitation, any original letters of credit relating to any
Mortgage Loan); and (ii) within two (2) Business Days after the Closing Date, any and all escrow amounts and reserve amounts in the Seller's possession or under its control that relate to the Mortgage Loans.

            (f)   The Seller shall take such actions as are reasonably
necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.
Without limiting the generality of the foregoing, if a draw upon any such letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the applicable Master Servicer.

            (g)   After the Seller's transfer of the Mortgage Loans to or at the direction of the Purchaser, the Seller shall not take any action to suggest that the Purchaser is not the legal owner of the Mortgage Loans.

            SECTION 3.    Representations, Warranties and Covenants of Seller.

            (a)   The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i)     The Seller is a corporation organized and validly
      existing and in good standing under the laws of the State of California and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this
      Agreement;

                  (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller and, assuming due authorization, execution and delivery

                                        6

      hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this
      Agreement which purport to provide indemnification from liabilities under applicable securities laws;

                  (iii)   The execution and delivery of this Agreement by the
      Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's organizational documents, (B)
      violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which violation, default or breach, in the case of either clause (iii)(B) or (iii)(C) might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

                  (iv)    The Seller is not in default with respect to any
      order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

                  (v)     The Seller is not a party to or bound by any agreement
      or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

                  (vi)    No consent, approval, authorization or order of any
      court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions involving the
      Seller contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

                  (vii)   No litigation is pending or, to the Seller's
      knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit

                                        7

      its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

                  (viii)  For purposes of accounting under generally accepted accounting principles ("GAAP"), and for federal income tax purposes, the
      Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration contemplated by this Agreement. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not transferring the Mortgage Loans to the
      Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller or on account of an antecedent debt.

            (b)   The Seller hereby makes, on the date hereof and on the Closing
Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on
Schedules III and IV. References in this Agreement to "Breach" mean a breach of any such representations and warranties made pursuant to this Section 3(b) with respect to any Mortgage Loan.

            (c)   If the Seller receives, pursuant to Section 2.03(a) of the
Pooling and Servicing Agreement, written notice of a Document Defect or a Breach relating to a Mortgage Loan, and if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, then the Seller shall, not later than ninety (90) days from receipt of such notice (or, in the case of a Document
Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage"
within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), cure such Document Defect or Breach, as the case may be, in all material respects, or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period, or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period
(and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account, any
Substitution Shortfall Amount in connection therewith; provided that, if a
Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such
Document Defect or Breach would cause the Mortgage Loan not to be a Qualified
Mortgage, such Seller shall have an additional 90 days to complete such cure
(or, failing such cure, to repurchase or substitute for the related Mortgage
Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that if the cure of any

                                        8

Document Defect or Breach would require an expenditure on the part of the Seller in excess of $10,000, then the Seller may, at its option, within the time period provided above, elect to purchase or replace the affected Mortgage Loan in accordance with this Section 3 without attempting to cure such Document Defect or Breach, as the case may be. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect that materially and adversely affects the value of the applicable Mortgage Loan or the interests of the
Certificateholders therein, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect remains uncured and as to the actions being taken to pursue cure.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date in such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related due date in the month of substitution shall be part of the Trust Fund, and Periodic Payments received with respect to the replaced Mortgage Loan or a repurchased Mortgage Loan after the related date of substitution or repurchase, as the case may be, shall belong to the Seller. Periodic Payments due with respect to any Qualified Substitute
Mortgage Loan on or prior to the related due date in the month of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt, and Periodic Payments received with respect to the replaced
Mortgage Loan or a repurchased Mortgage Loan up to and including the related date of substitution or repurchase, as the case may be, shall belong to the
Trust Fund.

            (d)   If (i) any Mortgage Loan is required to be repurchased or
substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s)
in the related Crossed Group as provided above unless: (x) such other Crossed
Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria; (y)
the Seller (at its expense) shall have furnished the Trustee with an Opinion of
Counsel to the effect that the repurchase of or substitution for the affected
Crossed Loan only, including, without limitation, any modification required with respect to such repurchase or substitution, shall not cause an Adverse REMIC
Event; and (z) the repurchase of or substitution for the affected Crossed Loan only shall satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein or in the Pooling and Servicing
Agreement. If the conditions set forth in clauses (x), (y) and (z) of the prior sentence are satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or
Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any
Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such
Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral,

                                        9

but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the Primary Collateral securing the Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

            Notwithstanding any of the foregoing provisions of this Section
3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or replace the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator or the Trust Fund in connection with such release,
(ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) the
Seller obtains from each Rating Agency then rating the Certificates and delivers to the Trustee and the applicable Master Servicer written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            (e)   In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Collection Account maintained by the applicable Master Servicer, and the delivery of the Mortgage
File(s) and the Servicing File(s) for the related Qualified Substitute

                                       10

Mortgage Loan(s) to the Trustee and the applicable Master Servicer, respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the applicable Master
Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Trustee, the applicable Master Servicer and the Special
Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or replaced Mortgage Loans.

            (f)   This Section 3 provides the sole remedy available to the
Certificateholders or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach and the Purchaser acknowledges and agrees that the representations and warranties made herein by the Seller pursuant to Section 3(b) are solely for risk allocation purposes.

            SECTION 4.    Representations and Warranties of the Purchaser. In
order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a)   The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware. The
Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the
Trustee.

            (b)   This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)   The Purchaser is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (d)   No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Purchaser of, or compliance by such Purchaser with, this
Agreement or the consummation of the transactions of such contemplated by this
Agreement, except for any consent, approval, authorization or order

                                       11

which has been obtained prior to the actual performance by such Purchaser of its obligations under this Agreement, or which, if not obtained would not have a materially adverse effect on the ability of such Purchaser to perform its obligations hereunder.

            (e)   None of the acquisition of the Mortgage Loans by the
Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the Purchaser's certificate of incorporation or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii)
any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (f)   Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as
a sale of the Mortgage Loans to the Purchaser in exchange for the consideration contemplated by this Agreement.

            (g)   There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)   The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5.    Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, New
York, New York on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a)   All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section
4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

                                       12

            (b)   The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section
6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to CCMSI, the Seller, the Dealers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)   The Seller or its designee shall have delivered and released to the Trustee (or a Custodian on its behalf) and the applicable Master
Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and such Master Servicer on or before the Closing Date pursuant to Section 2 of this Agreement;

            (d)   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)   The Seller shall have paid all fees and expenses payable by it to CCMSI or otherwise pursuant to this Agreement as of the Closing Date; and

            (f)   CCMSI and the Dealers shall have received letters from an
independent accounting firm reasonably acceptable to CCMSI and the Seller in form satisfactory to CCMSI, relating to certain information regarding the
Mortgage Loans and Certificates as set forth in the Prospectus, the Prospectus
Supplement and other disclosure documents.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6.    Closing Documents.  The Closing Documents shall
consist of the following:

            (a)   This Agreement, the Pooling and Servicing Agreement and the
Indemnification Agreement, in each case duly executed by all parties thereto;

            (b)   A certificate of the Seller, executed by the Seller and dated the Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date, subject, in the case of the representations and warranties made by the Seller pursuant to Section 3(b) of this Agreement, to the exceptions to such representations and warranties set forth in Schedules III and IV to this
Agreement; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing
Date;

            (c)   An officer's certificate from the Seller, dated the Closing
Date, and upon which CCMSI and the Dealers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this
Agreement or any other document or certificate delivered

                                       13

on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)   True and complete copies of the certificate of incorporation and by-laws of the Seller (as certified to by the Secretary or an assistant secretary of the Seller), and a certificate of good standing of the Seller issued by the State of California not earlier than thirty (30) days prior to the
Closing Date;

            (e)   A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and in form and substance reasonably satisfactory to CCMSI, the Dealers and their respective counsel and the Rating Agencies, dated the Closing Date and addressed to CCMSI, the Trustee, the Certificate Administrator, the Dealers and the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies;

            (f)   Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the sale of the Mortgage Loans by the
Seller to the Purchaser; and

            (g)   A written opinion of counsel for the Purchaser (which opinion may be from in-house counsel, outside counsel, or a combination thereof, and may include a reliance letter addressed to the Seller with respect to opinions given to other parties) relating to certain corporate and enforceability matters and in form and substance reasonably satisfactory to the Seller and its counsel, dated the Closing Date and addressed to the Seller.

            SECTION 7.   Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Initial Aggregate Mortgage
Loan Balance represents of the Initial Pool Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding, to which the Seller and the Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i)
the costs and expenses of delivering the Pooling and Servicing Agreement and the
Certificates; (ii) the costs and expenses of printing (or otherwise reproducing)
and delivering a final Prospectus and Memorandum and other customary offering materials relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee and the Certificate Administrator (including reasonable attorneys' fees) incurred in connection with the securitization of the Mortgage
Loans and the Other Mortgage Loans; (iv) the filing fee charged by the
Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, the Other Mortgage Loans and the
Certificates included in the Prospectus, the Memorandum and other customary offering materials, including the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith,

                                       14

in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the
Dealers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 8.    Grant of a Security Interest. It is the express intent
of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection
Accounts, the Distribution Account or, if established, the REO Accounts (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans pursuant to the
Pooling and Servicing Agreement, as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser or any of its agents, including, without limitation, the Custodian on behalf of the Trustee, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform
Commercial Code of the applicable jurisdiction; and (v) notifications to persons
(other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law.
The Seller and the Purchaser shall, to the extent consistent with this
Agreement, take such actions as may be necessary to ensure that, if this
Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this
Agreement and the Pooling and Servicing Agreement, and in connection therewith the Seller authorizes the Purchaser to file any and all appropriate Uniform
Commercial Code financing statements.

            SECTION 9.    Notices. All notices, copies, requests, consents,
demands and other communications in connection herewith shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto

                                       15

or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 10.   Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the CCMSI to the Trustee).

            SECTION 11.   Severability of Provisions. Any part, provision,
representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 12.   Counterparts. This Agreement may be executed in any
number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 13.   GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 14.   Attorneys' Fees. If any legal action, suit or
proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

                                       16

            SECTION 15.   Further Assurances. The Seller and the Purchaser agree
to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16.   Successors and Assigns. The rights and obligations of
the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser and their permitted successors and assigns. No holder or beneficial owner of a Certificate shall be deemed a permitted successor or assign to the
Purchaser solely by reason of its interest in such Certificate.

            SECTION 17.   Amendments. No term or provision of this Agreement may
be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing
Agreement which relates to defined terms contained therein, Section 2.01(d)
thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 18.   Accountants' Letters. The parties hereto shall
cooperate with accountants designated by CCMSI and reasonably acceptable to the
Seller in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the
Underwriting Agreement and/or the Certificate Purchase Agreement.

            SECTION 19.   Knowledge. Whenever a representation or warranty or
other statement in this Agreement is made with respect to a Person's
"knowledge", such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 20.   Disclosure Materials. The Purchaser shall provide the
Seller with a copy of the Memorandum and the Prospectus Supplement promptly following their becoming available.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       17

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                           SELLER

                           CAPMARK FINANCE INC.

                           By:/s/ Victor Diaso
                              ---------------------------------------------
                              Name:
                              Title:

                           PURCHASER

                           CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

                           By:/s/ Angela Vleck
                              ---------------------------------------------
                              Name:
                              Title:

                     CGMRC MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

ADDRESS FOR NOTICES

Seller:

Address for Notices:

Capmark Finance Inc.
200 Witmer Road
Horsham, PA 19044
Attention: David Lazarus
Facsimile Number: (215) 328-1775

Purchaser:

Address for Notices:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street
New York, New York 10013
Attn: Angela Vleck
Facsimile Number: (212) 816-8307

                                       I-1

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

            1.    The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

            2.    As of the date of its origination, such Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

            3.    Immediately prior to the sale, transfer and assignment to the
      Purchaser, the Seller had good title to, and was the sole owner of, each
      Mortgage Loan and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, but subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing
      Rights Purchase Agreement dated as of the Closing Date between the applicable Master Servicer and the Seller. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the
      Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

            4.    The proceeds of such Mortgage Loan have been fully disbursed
      (except to the extent that a portion of such proceeds is being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

            5.    Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed by the Mortgagor in connection with such
      Mortgage Loan is a legal, valid and binding obligation of the related
      Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no

                                       I-1

      provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

            6.    As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, Additional Interest, prepayment premiums or yield maintenance charges.

            7.    Each related assignment of Mortgage and assignment of
      Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity
      (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

            8.    Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions and limitations set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the
      Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation
      (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged
      Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
      Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the
      Mortgage for such other Mortgage Loan, and (g) if such Mortgage Loan is part of a Loan Combination, the lien of

                                       I-2

      the Mortgage for the related Non-Trust Mortgage Loan(s). Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and
      Mortgage Loans that are part of a Loan Combination, there are no mortgage loans that are senior or pari passu in right of payment with the subject
      Mortgage Loan that are secured by the related Mortgaged Property.

            9.    UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the
      Mortgaged Property owned by a Mortgagor and located on the related
      Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing of UCC Financing Statements, and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
      Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            10.   All real estate taxes and governmental assessments, or
      installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property, have been paid, or an escrow of funds in an amount sufficient (together with, in the case of taxes and governmental assessments not presently due and payable, future escrow payments required to be made pursuant to the related Mortgage Loan documents) to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and
      (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

            11.   To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such Mortgaged Property as security for the Mortgage Loan, and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged
      Property.

                                       I-3

            12.   The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a
      Mortgage Loan that is part of a Loan Combination, in the original
      (aggregate, if applicable) principal amount of the other mortgage loan(s)
      constituting the related Loan Combination) after all advances of principal
      (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the
      Seller or its successors or assigns is the named insured of such policy;
      such policy is assignable in connection with the assignment of the related
      Mortgage Note without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this
      Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related
      Mortgaged Property is located to the extent required; and such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) against any loss due to, (a) lack of access to a public road and (b) encroachments of any material portion of the improvements thereon.

            13.   As of the date of its origination, all insurance coverage
      required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the original principal balance of the Mortgage Loan (and, in the case of a Mortgage
      Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, and, except if such
      Mortgaged Property is operated as a manufactured housing community, such
      Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to twelve (12) months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, six (6) months); and as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each
      Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged
      Property is located, is in full force and effect with respect to each related Mortgaged Property; and all premiums due and payable through the
      Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller.
      Except for certain amounts not greater than amounts which would be considered prudent

                                       I-4

      by a commercial and multifamily mortgage lending institution with respect to a similar mortgage loan and which are set forth in the related
      Mortgage, any insurance proceeds in respect of a casualty loss are required to be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) to the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily mortgage lending institutions for similar loans. The Mortgaged
      Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent commercial and multifamily mortgage lending institutions.

            The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without thirty (30) days prior written notice to the Mortgagee
      (or, with respect to non-payment, ten (10) days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each
      Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

            14.   Other than payments due but not yet thirty (30) days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the
      Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II; and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
      Mortgage Note, except for a written waiver contained in the related
      Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File, no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

            15.   As of the Closing Date, each Mortgage Loan is not, and in the prior twelve (12) months (or since the date of origination if such
      Mortgage Loan has been originated within the past twelve (12) months), has not been, thirty (30) days or more past due in respect of any
      Scheduled Payment.

                                       I-5

            16.   Except with respect to ARD Trust Mortgage Loans, which provide that the rate at which interest accrues thereon increases after the
      Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

            17.   No related Mortgage provides for or permits, without the prior written consent of the holder of the Mortgage Note, any related Mortgaged
      Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

            18.   Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to Treasury regulations Sections 1.860G-2(a)(3) and 1.860G-2(f)(2)), is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations
      Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan (i) as of the Testing Date, or (ii)
      as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the
      Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a
      "significant modification" of such Mortgage Loan within the meaning of
      Treasury Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing
      Date shall be the date upon which the latest such "significant modification" occurred.

            19.   One or more environmental site assessments, updates or
      transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, except for those Mortgage Loans identified on Annex A to this Schedule I for which a lender's environmental insurance policy was obtained in lieu of such environmental site assessments, updates and transaction screens, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance

                                       I-6

      affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized
      Environmental Condition (REC), as that term is defined in the Standard
      Practice for Environmental Site Assessments: Phase I Environmental Site
      Assessment Process Designation: E 1527-00, as recommended by the American
      Society for Testing and Materials (ASTM), with respect to the related
      Mortgaged Property and the same have not been subsequently addressed in all material respects, then one or more of the following is true: (i) an escrow or letter of credit greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Mortgagor has covenanted in the Mortgage Loan documents to perform such work); (ii)
      the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation; (iii) the related Mortgagor has provided a lender's environmental insurance policy (in which case such Mortgage
      Loan is identified on Annex A to this Schedule I); (iv) an operations and maintenance plan has been or will be implemented; (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation; (vi) the Mortgagor or other responsible party has obtained a no further action letter or other evidence that governmental authorities have no intention of taking any action or requiring any action in respect of the REC; (vii) a party (other than the related Mortgagor) having financial resources reasonably estimated to be adequate to pay the costs of any required investigation, testing, monitoring or remediation has provided a guaranty or indemnity to the
      Mortgagor or the lender to cover such costs; or (viii) the REC would not require clean-up, remedial action or other response under environmental laws estimated to cost in excess of the lesser of $50,000 and 2% of the original principal balance of such Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

            20.   Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

            21.   At the time of origination and, to the actual knowledge of
      Seller as of the Cut-off Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

                                       I-7

            22.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Trust Mortgage Loans, provide for negative amortization. The
      Seller holds no preferred equity interest in the related Mortgagor.

            23.   Subject to certain exceptions, which are customarily
      acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related
      Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related
      Mortgagor, transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to cross-collateralized and cross-defaulted Mortgage Loans or multi-property
      Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (26) below, or (b) the related Mortgaged
      Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

            24.   Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

            25.   Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

            26.   Since origination, no material portion of the related
      Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the
      Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a)
      which permit defeasance by means of substituting for the Mortgaged
      Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged
      Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treasury Regulation Section
      1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered

                                       I-8

      material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the
      Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated any value in the underwriting during the origination of the
      Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the
      Mortgage except in consideration of payment in full therefor.

            27.   To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the applicable
      Mortgaged Property is located, as of the date of origination of such
      Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b)
      would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

            28.   To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage
      Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance).

            29.   With respect to at least 95% of the Mortgage Loans (by
      principal balance) having a Cut-off Date Balance in excess of 1% of the aggregate Cut-off Date Balance of the Mortgage Pool, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged
      Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

            30.   No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's

                                       I-9

      actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

            31.   As of the date of origination and, to the Seller's actual
      knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the
      Mortgaged Property.

            32.   As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

            33.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

            34.   The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the
      Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect and in an amount (subject to a deductible not to exceed $25,000) at least equal to the least of (a) the replacement cost of improvements located on such mortgaged real property, (b) the outstanding principal balance of the subject mortgage loan and (c) the maximum amount under the applicable federal flood insurance program.

            35.   All escrow deposits and payments required pursuant to the
      Mortgage Loan as of the Closing Date required to be deposited with the
      Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

            36.   To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage
      Loan, the related Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged
      Property, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor was not in possession of such licenses, permits and authorizations.

                                      I-10

            37.   The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the Seller or its affiliates with respect to the
      Mortgage Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

            38.   Except for any Mortgage Loan secured by a Mortgagor's
      leasehold interest in the related Mortgaged Property, the related
      Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

            39.   The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related
      Mortgagor after the occurrence of an event of default and not paid to the
      Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

            40.   Subject to the exceptions set forth in representation (5), the
      Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each
      Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any
      Person is entitled to occupy, use or possess all or any portion of the real property.

            41.   With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of
      Treasury Regulations Section 1.860G-1(b)(2).

            42.   If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two (2) years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or, in the case of a partial defeasance, in an amount sufficient to make all scheduled payments with respect to the defeased portion of such Mortgage
      Loan). In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor
      (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the
      Mortgage Loan documents contain certain provisions pursuant to

                                      I-11

      which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make all remaining payments
      (including any balloon payment) required to be made under the terms of the related Mortgage Loan, (ii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.
      Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of
      Counsel.

            43.   To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
      Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            44.   Neither the Seller nor any affiliate thereof has any
      obligation to make any capital contributions to the Mortgagor under the
      Mortgage Loan.

            45.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, none of the Mortgaged Properties are encumbered, and none of the Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the
      Cut-off Date of the related Mortgage Loan).

                                      I-12

                             ANNEX A (TO SCHEDULE I)

            Mortgage Loans as to Which the Related Mortgagor Obtained
                    a Lender's Environmental Insurance Policy

                                      None.

                                      I-13

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

            With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            1.    Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than thirty (30) days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            2.    Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            3.    Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            4.    To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet thirty (30) days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

            5.    The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The Ground Lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

            6.    The Ground Lease (a) is not subject to any liens or
      encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            7.    A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground

                                      II-1

      lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

            8.    Such Ground Lease has an original term (together with any
      extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than twenty (20) years beyond the Stated Maturity Date.

            9.    Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related
      Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution), or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution).

            10.   The Ground Lease does not impose any restrictions on
      subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution.

            11.   The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III
          EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

Exceptions to Representation 13--Insurance:

-------------------------------------------------------------------------------------------------------------
ID#            MORTGAGE LOAN(S)                         DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------

56576          Oakmont- Raceway Shopping Center         Tenants are permitted to self-insure.  No
                                                        representations are made regarding insurance.

-------------------------------------------------------------------------------------------------------------
54409          Kings Plaza Medical                      The loan documents contain limits on the amount of
55293          Columbia Park                            terrorism liability coverage that is required to be
55886          Renaissance Club Sport - Walnut          maintained.
                 Creek
56402          Courtyard by Marriott -
56793            Pasadena
56908          Residence Inn - DuPont Circle
56955          Residence Inn - (UCF) Orlando
56987          Hampton Inn - Fairfax
               Courtyard by Marriott -
57081             Washington Convention
                  Center
               Residence Inn - Rosslyn

-------------------------------------------------------------------------------------------------------------

Exceptions to Representations 17, 23, 45--Additional Indebtedness and
Encumbrances:

-------------------------------------------------------------------------------------------------------------
ID#            MORTGAGE LOAN(S)                         DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------

56661          Hilton Garden Inn - Detroit              Subordinate financing secured by interests in the
                                                        related Mortgaged Property exists.

-------------------------------------------------------------------------------------------------------------
55293          Columbia Park                            Mezzanine financing secured by interests in the
55886          Renaissance Club Sport - Walnut          applicable borrower is permitted, provided the
                  Creek                                 conditions in the applicable Mortgage Loan are
56571          Miracle Mile SC                          satisfied.
56793          Residence Inn - DuPont Circle
56987          Courtyard by Marriott -
                  Washington Convention
57081             Center
57168          Residence Inn - Rosslyn
               1515 Garnet Mine

-------------------------------------------------------------------------------------------------------------

                                      III-1

-------------------------------------------------------------------------------------------------------------

57168          1515 Garnet Mine                         Subordinate financing secured by interests in the
                                                        related Mortgaged Property incurred by the
                                                        applicable borrower is permitted, provided the
                                                        conditions in the applicable Mortgage Loan are
                                                        satisfied.

-------------------------------------------------------------------------------------------------------------

Exceptions to Representation 26--Release of Mortgaged Property:

-------------------------------------------------------------------------------------------------------------
ID#            MORTGAGE LOAN(S)                         DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------

55293          Columbia Park                            The Mortgage Loan Documents provide for a partial
56977          Northlake and Atlantic Business          release of the Mortgaged Property upon certain
               Parks                                    conditions more fully set forth in the applicable
56978          Northmeadow Business Park                Mortgage Loan Documents.
57162          Cambridge and Windgate

-------------------------------------------------------------------------------------------------------------

Exceptions to Representation 27--Zoning:

-------------------------------------------------------------------------------------------------------------
ID#            MORTGAGE LOAN(S)                         DESCRIPTION OF EXCEPTION
-------------------------------------------------------------------------------------------------------------

57162          Cambridge and Windgate                   Cambridge violates setback requirements; Windgate
                                                        violates density requirements

-------------------------------------------------------------------------------------------------------------

                                       A-1

                                   SCHEDULE IV

            EXCEPTIONS TO GROUND LEASE REPRESENTATIONS AND WARRANTIES

                                      None.

                                      III-1

                                     ANNEX A

                             MORTGAGE LOAN SCHEDULE

                                       A-1

                                LOAN
   LOAN        MORTGAGE        GROUP
  NUMBER     LOAN SELLER       NUMBER                          LOAN / PROPERTY NAME
---------------------------------------------------------------------------------------------------------

    9          Capmark           1        Courtyard by Marriott - Pasadena
    10         Capmark           1        Columbia Park
---------------------------------------------------------------------------------------------------------
    11         Capmark           1        Northmeadow Business Park
   11.1                          1        Northmeadow Creekside - 1335
   11.2                          1        Northmeadow Creekside - 1325
   11.3                          1        11545 Northmeadow
   11.4                          1        Hembree Park - 660
   11.5                          1        Hembree Park - 250
   11.6                          1        Northmeadow Parkside - 1175
   11.7                          1        Northmeadow Parkside - 1125
   11.8                          1        Northmeadow Creekside - 1350
   11.9                          1        Hembree Crest - 11820
  11.10                          1        Northmeadow Parkside - 1115
  11.11                          1        Northmeadow Parkside - 1100
  11.12                          1        Northmeadow Parkside - 1200
  11.13                          1        Northmeadow Creekside - 11390
  11.14                          1        Northmeadow Parkside - 1400
  11.15                          1        Northmeadow Parkside - 1150
  11.16                          1        Northmeadow Parkside - 1225
  11.17                          1        Northmeadow Parkside - 1250
  11.18                          1        Children's Healthcare
  11.19                          1        Hembree Crest - 11810
  11.20                          1        Hembree Crest - 11800
---------------------------------------------------------------------------------------------------------
    15         Capmark           1        Miracle Mile SC
    20         Capmark           1        Residence Inn - Rosslyn
    21         Capmark           1        Renaissance Club Sport - Walnut Creek
    29         Capmark           1        Courtyard by Marriott - Washington Convention Center
    51         Capmark           1        Hilton Garden Inn - Detroit
    56         Capmark           1        Residence Inn - DuPont Circle
    78         Capmark           2        Clearwater Village
    82         Capmark           1        Benner Pike Shops
    91         Capmark           1        3505 Hayden
   101         Capmark           1        MacArthur Center
   119         Capmark           2        Nob Hill Apartments
---------------------------------------------------------------------------------------------------------
   120         Capmark           2        Cambridge and Windgate
  120.1                          2        Cambridge Townhomes
  120.2                          2        Windgate Place Apartments
---------------------------------------------------------------------------------------------------------
   122         Capmark           1        Residence Inn - (UCF) Orlando
   124         Capmark           1        1515 Garnet Mine Road
   135         Capmark           1        Oakmont- Raceway Shopping Center
---------------------------------------------------------------------------------------------------------
   144         Capmark           1        Northlake and Atlanta Business Park
  144.1                          1        Northlake Business Park
  144.2                          1        Atlantic Distribution Center
---------------------------------------------------------------------------------------------------------
   163         Capmark           1        Kings Plaza Medical
   176         Capmark           1        Hampton Inn - Fairfax
   186         Capmark           2        Mountain Country
   188         Capmark           2        Pinto Lake Mobile Estates
   193         Capmark           1        SpringHill Suites - Andover
   205         Capmark           1        Pomona Center
   239         Capmark           1        Barley Mill
   263         Capmark           2        Belvedere Apartments
   280         Capmark           1        Kress Office-Retail Building
   286         Capmark           2        Pinons Apartments

   LOAN
  NUMBER                    PROPERTY ADDRESS                           CITY          STATE       ZIP CODE          COUNTY
----------------------------------------------------------------------------------------------------------------------------------

    9      180 North Fair Oaks Avenue                           Pasadena              CA          91103       Los Angeles
    10     3115 Kennedy Boulevard                               North Bergen          NJ          07047       Hudson
----------------------------------------------------------------------------------------------------------------------------------
    11     Various                                              Roswell               GA          30076       Fulton
   11.1    1335 Northmeadow Parkway                             Roswell               GA          30076       Fulton
   11.2    1325 & 1327 Northmeadow Parkway                      Roswell               GA          30076       Fulton
   11.3    11545 Wills Road                                     Roswell               GA          30076       Fulton
   11.4    660 Hembree Park Drive                               Roswell               GA          30076       Fulton
   11.5    250 Hembree Park Drive                               Roswell               GA          30076       Fulton
   11.6    1175 Northmeadow Parkway                             Roswell               GA          30076       Fulton
   11.7    1125 Northmeadow Parkway                             Roswell               GA          30076       Fulton
   11.8    1350 Northmeadow Parkway                             Roswell               GA          30076       Fulton
   11.9    11820 Wills Road                                     Roswell               GA          30076       Fulton
  11.10    1115 Northmeadow Parkway                             Roswell               GA          30076       Fulton
  11.11    1100 Northmeadow Parkway                             Roswell               GA          30076       Fulton
  11.12    1200 Northmeadow Parkway                             Roswell               GA          30076       Fulton
  11.13    11390 Old Roswell Road                               Roswell               GA          30076       Fulton
  11.14    1400 Hembree Road                                    Roswell               GA          30076       Fulton
  11.15    1150 Northmeadow Parkway                             Roswell               GA          30076       Fulton
  11.16    1225 Northmeadow Parkway                             Roswell               GA          30076       Fulton
  11.17    1250 Northmeadow Parkway                             Roswell               GA          30076       Fulton
  11.18    11835 Alpharetta Highway                             Roswell               GA          30076       Fulton
  11.19    11810 Wills Road                                     Roswell               GA          30076       Fulton
  11.20    11800 Wills Road                                     Roswell               GA          30076       Fulton
----------------------------------------------------------------------------------------------------------------------------------
    15     4100 William Penn Highway                            Monroeville           PA          15146       Allegheny
    20     1651 North Oak Street                                Rosslyn               VA          22209       Arlington
    21     2805 Jones Road                                      Walnut Creek          CA          94597       Contra Costa
    29     900 F Street Northwest                               Washington            DC          20004       District of Columbia
    51     351 Gratiot Avenue                                   Detroit               MI          48226       Wayne
    56     2120 P Street Northwest                              Washington            DC          20037       District of Columbia
    78     298 Manalapan Road                                   Spotswood             NJ          08884       Middlesex
    82     311-329 Benner Pike                                  State College         PA          16801       Centre
    91     3501-3525 Hayden Avenue                              Culver City           CA          90232       Los Angeles
   101     1105 West Airport Freeway                            Irving                TX          75062       Dallas
   119     834 Golden Gate Lane                                 Birmingham            AL          35209       Jefferson
----------------------------------------------------------------------------------------------------------------------------------
   120     Various                                              Charlotte             NC         Various      Mecklenberg
  120.1    1510 Green Oaks Lane                                 Charlotte             NC          28205       Mecklenberg
  120.2    220 Branchview Drive                                 Charlotte             NC          28217       Mecklenburg
----------------------------------------------------------------------------------------------------------------------------------
   122     11651 University Boulevard                           Orlando               FL          32817       Orange
   124     1515 Garnet Mine Road                                Garnet Valley         PA          19061       Delaware
   135     2100 Washington Pike                                 Carnegie              PA          15106       Allegheny
----------------------------------------------------------------------------------------------------------------------------------
   144     Various                                              Various               GA         Various      Various
  144.1    1901 Montreal Road                                   Tucker                GA          30084       Dekalb
  144.2    3004 Adriatic Court and 6439-6471 Atlantic Boulevard Norcross              GA          30071       Gwinnett
----------------------------------------------------------------------------------------------------------------------------------
   163     2270 Kimball Street                                  Brooklyn              NY          11234       Kings
   176     10860 Fairfax Boulevard                              Fairfax               VA          22030       Fairfax City
   186     115 South Academy Boulevard                          Colorado Springs      CO          80910       El Paso
   188     789 Green Valley Road                                Watsonville           CA          95076       Santa Cruz
   193     550 Minuteman Road                                   Andover               MA          01810       Essex
   205     1315 East 3rd Street                                 Pomona                CA          91766       Los Angeles
   239     3701 Kennett Pike                                    Greenville            DE          19807       New Castle
   263     2625 Belvedere Drive                                 Jackson               MS          39212       Hinds
   280     1514 Broadway                                        Fort Myers            FL          33901       Lee
   286     3606 Airport Road                                    Colorado Springs      CO          80910       El Paso

                                  CROSS COLLATER-                      MASTER
   LOAN        CUT-OFF DATE      ALIZED (MORTGAGE      MORTGAGE       SERVICING      ARD LOAN            ADDITIONAL INTEREST
  NUMBER    PRINCIPAL BALANCE       LOAN GROUP)          RATE          FEE RATE     (YES/NO)?     ARD       RATE AFTER ARD
------------------------------------------------------------------------------------------------------------------------------

    9             75,000,000.00         No             5.4000%         0.0200%         No
    10            71,000,000.00         No             5.6000%         0.0500%         No
------------------------------------------------------------------------------------------------------------------------------
    11            70,000,000.00         No             5.5280%         0.0200%         No
   11.1
   11.2
   11.3
   11.4
   11.5
   11.6
   11.7
   11.8
   11.9
  11.10
  11.11
  11.12
  11.13
  11.14
  11.15
  11.16
  11.17
  11.18
  11.19
  11.20
------------------------------------------------------------------------------------------------------------------------------
    15            59,600,000.00         No             5.9000%         0.0200%         No
    20            46,000,000.00         No             5.5850%         0.0200%         No
    21            43,879,983.29         No             6.1800%         0.0200%         No
    29            34,000,000.00         No             5.6050%         0.0200%         No
    51            20,000,000.00         No             5.7500%         0.0200%         No
    56            17,400,000.00         No             5.8100%         0.0200%         No
    78            14,100,000.00         No             6.0100%         0.1000%         No
    82            13,500,000.00         No             5.7700%         0.1000%         No
    91            12,500,000.00         No             5.8200%         0.1000%         No
   101            11,000,000.00         No             5.7600%         0.1000%         No
   119             9,800,000.00         No             5.6300%         0.1000%         No
------------------------------------------------------------------------------------------------------------------------------
   120             9,750,000.00         No             5.6400%         0.0200%         No
  120.1
  120.2
------------------------------------------------------------------------------------------------------------------------------
   122             9,600,000.00         No             5.7500%         0.0200%         No
   124             9,500,000.00         No             5.9867%         0.0100%         No
   135             8,700,000.00         No             5.7700%         0.0200%         No
------------------------------------------------------------------------------------------------------------------------------
   144             8,250,000.00         No             5.5280%         0.0300%         No
  144.1
  144.2
------------------------------------------------------------------------------------------------------------------------------
   163             7,600,000.00         No             5.6100%         0.1000%         No
   176             6,739,770.38         No             5.6800%         0.0200%         No
   186             6,200,000.00         No             5.7500%         0.1000%         No
   188             6,150,000.00         No             5.6100%         0.1000%         No
   193             6,000,000.00         No             6.2300%         0.0200%         No
   205             5,500,000.00         No             5.7900%         0.0500%         No
   239             4,000,000.00         No             5.8700%         0.1000%         No
   263             3,300,000.00         No             6.2800%         0.1000%         No
   280             2,450,000.00         No             6.3000%         0.1000%         No
   286             2,300,000.00         No             5.9000%         0.1000%         No

            INTEREST RESERVE                                                       PERIODIC PAYMENT      ORIGINAL TERM TO
   LOAN      MORTGAGE LOAN                           GRACE           STATED        ON FIRST DUE DATE      MATURITY / ARD
  NUMBER       (YES/NO)?          LOAN TYPE          PERIOD      MATURITY DATE       AFTER CLOSING           (MONTHS)
-----------------------------------------------------------------------------------------------------------------------------

    9             No         Partial IO/Balloon        5            04/01/17               348,750.00          120
    10            No            Interest Only          5            05/01/17               342,377.78          120
-----------------------------------------------------------------------------------------------------------------------------
    11            No            Interest Only          5            06/01/12               333,215.56           60
   11.1
   11.2
   11.3
   11.4
   11.5
   11.6
   11.7
   11.8
   11.9
  11.10
  11.11
  11.12
  11.13
  11.14
  11.15
  11.16
  11.17
  11.18
  11.19
  11.20
-----------------------------------------------------------------------------------------------------------------------------
    15            No            Interest Only          5            06/01/17               302,801.11          120
    20            No            Interest Only          5            05/01/17               221,228.06          120
    21            No               Balloon             5            04/01/17               268,915.58          120
    29            No            Interest Only          5            05/01/17               164,101.94          120
    51            No         Partial IO/Balloon        5            04/01/17                99,027.78          120
    56            No         Partial IO/Balloon        5            04/01/17                87,053.17          120
    78            No         Partial IO/Balloon        0            07/01/17                72,971.42          120
    82            No         Partial IO/Balloon        5            05/01/17                67,076.25          120
    91            No               Balloon             5            07/01/17                73,503.41          120
   101            No         Partial IO/Balloon        5            05/01/17                54,560.00          120
   119            No         Partial IO/Balloon        5            04/01/17                47,510.94          120
-----------------------------------------------------------------------------------------------------------------------------
   120            No            Interest Only          5            05/01/12                47,352.50           60
  120.1
  120.2
-----------------------------------------------------------------------------------------------------------------------------
   122            No         Partial IO/Balloon        5            04/01/17                47,533.33          120
   124            No         Partial IO/Balloon        5            06/01/17                48,974.53          120
   135            No            Interest Only          5            06/01/17                43,226.92          120
-----------------------------------------------------------------------------------------------------------------------------
   144            No            Interest Only          5            06/01/12                39,271.83           60
  144.1
  144.2
-----------------------------------------------------------------------------------------------------------------------------
   163            No         Partial IO/Balloon        5            04/01/17                36,714.33          120
   176            No               Balloon             5            06/01/17                42,179.62          120
   186            No         Partial IO/Balloon        0            06/01/17                30,698.61          120
   188            No            Interest Only          5            05/01/17                29,709.63          120
   193            No         Partial IO/Balloon        0            10/01/12                32,188.33           66
   205            No         Partial IO/Balloon        0            05/01/17                27,422.08          120
   239            No            Interest Only          5            05/01/17                20,218.89          120
   263            No         Partial IO/Balloon        5            09/01/11                17,845.67           60
   280            Yes        Partial IO/Balloon        5            08/01/17        13,291.25 (Note 3)         121
   286            No         Partial IO/Balloon        0            06/01/17                11,685.28          120

              REMAINING TERM     STATED ORIGINAL     STATED REMAINING
   LOAN      TO MATURITY / ARD     AMORTIZATION         AMORTIZATION          DEFEASANCE          BORROWER'S         PROPERTY
  NUMBER         (MONTHS)         TERM (MONTHS)        TERM (MONTHS)        LOAN (YES/NO)?         INTEREST             SIZE
-----------------------------------------------------------------------------------------------------------------------------------

    9              117                 360                  360                  Yes              Fee Simple                   314
    10             118            Interest Only        Interest Only             Yes              Fee Simple               277,362
-----------------------------------------------------------------------------------------------------------------------------------
    11              59            Interest Only        Interest Only              No              Fee Simple             1,219,644
   11.1                                                                                           Fee Simple                88,784
   11.2                                                                                           Fee Simple                70,050
   11.3                                                                                           Fee Simple                71,140
   11.4                                                                                           Fee Simple                94,500
   11.5                                                                                           Fee Simple                94,500
   11.6                                                                                           Fee Simple                71,264
   11.7                                                                                           Fee Simple                67,104
   11.8                                                                                           Fee Simple                64,500
   11.9                                                                                           Fee Simple               103,892
  11.10                                                                                           Fee Simple                38,845
  11.11                                                                                           Fee Simple                50,891
  11.12                                                                                           Fee Simple                63,112
  11.13                                                                                           Fee Simple                47,628
  11.14                                                                                           Fee Simple                34,615
  11.15                                                                                           Fee Simple                52,050
  11.16                                                                                           Fee Simple                37,520
  11.17                                                                                           Fee Simple                52,224
  11.18                                                                                           Fee Simple                15,000
  11.19                                                                                           Fee Simple                59,334
  11.20                                                                                           Fee Simple                42,691
-----------------------------------------------------------------------------------------------------------------------------------
    15             119            Interest Only        Interest Only             Yes              Fee Simple               294,418
    20             118            Interest Only        Interest Only             Yes              Fee Simple                   176
    21             117                 360                  357                  Yes              Leasehold                    175
    29             118            Interest Only        Interest Only             Yes              Fee Simple                   188
    51             117                 360                  360                  Yes              Fee Simple                   198
    56             117                 360                  360                  Yes              Fee Simple                   107
    78             120                 360                  360                  Yes              Fee Simple                   367
    82             118                 360                  360                  Yes              Fee Simple               108,461
    91             120                 360                  360                   No              Fee Simple                57,489
   101             118                 360                  360                  Yes              Fee Simple               124,220
   119             117                 360                  360                  Yes              Fee Simple                   232
-----------------------------------------------------------------------------------------------------------------------------------
   120              58            Interest Only        Interest Only             Yes              Fee Simple                   340
  120.1                                                                                           Fee Simple                   144
  120.2                                                                                           Fee Simple                   196
-----------------------------------------------------------------------------------------------------------------------------------
   122             117                 360                  360                  Yes              Fee Simple                    99
   124             119                 360                  360                   No              Fee Simple               176,300
   135             119            Interest Only        Interest Only             Yes              Fee Simple               144,021
-----------------------------------------------------------------------------------------------------------------------------------
   144              59            Interest Only        Interest Only              No              Fee Simple               204,031
  144.1                                                                                           Fee Simple               101,736
  144.2                                                                                           Fee Simple               102,295
-----------------------------------------------------------------------------------------------------------------------------------
   163             117                 360                  360                  Yes              Fee Simple                33,750
   176             119                 300                  299                  Yes              Fee Simple                    86
   186             119                 360                  360                   No              Fee Simple                   150
   188             118            Interest Only        Interest Only             Yes              Fee Simple                   177
   193              63                 300                  300              No (Note 10)         Fee Simple                   136
   205             118                 360                  360                  Yes              Fee Simple               179,248
   239             118            Interest Only        Interest Only             Yes              Fee Simple                16,111
   263              50                 360                  360                  Yes              Fee Simple                   135
   280             121                 360                  360                  Yes              Fee Simple                18,532
   286             119                 360                  360                   No              Fee Simple                    93

                                                                                                             ESCROWED
                                                 ESCROWED          ESCROWED      ESCROWED REPLACE-         REPLACEMENT
   LOAN      PROPERTY SIZE      LOCKBOX           ANNUAL            ANNUAL         MENT RESERVES         RESERVES CURRENT
  NUMBER         TYPE          (YES/NO)?    REAL ESTATE TAXES     INSURANCE        INITIAL DEPOSIT        ANNUAL DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------

    9            Rooms            Yes              Yes                No                        1,000                654,780
    10            SF              No               Yes                No                            0                      0
-----------------------------------------------------------------------------------------------------------------------------
    11            SF              No               Yes                No                            0                      0
   11.1           SF
   11.2           SF
   11.3           SF
   11.4           SF
   11.5           SF
   11.6           SF
   11.7           SF
   11.8           SF
   11.9           SF
  11.10           SF
  11.11           SF
  11.12           SF
  11.13           SF
  11.14           SF
  11.15           SF
  11.16           SF
  11.17           SF
  11.18           SF
  11.19           SF
  11.20           SF
-----------------------------------------------------------------------------------------------------------------------------
    15            SF              No               Yes                No                            0                 53,375
    20           Rooms            Yes              Yes               Yes                        1,000                376,860
    21           Rooms            Yes              Yes               Yes                            0                      0
    29           Rooms            Yes              Yes               Yes                        1,000                472,932
    51           Rooms            Yes              Yes               Yes                      387,283                269,496
    56           Rooms            No               Yes               Yes                        1,000                245,556
    78           Units            No                No                No                            0                 14,680
    82            SF              No               Yes               Yes                            0                 10,846
    91            SF              Yes              Yes               Yes                            0                  8,623
   101            SF              No               Yes               Yes                            0                 16,149
   119           Units            No               Yes               Yes                            0                  4,833
-----------------------------------------------------------------------------------------------------------------------------
   120           Units            No               Yes               Yes                    1,160,000                      0
  120.1          Units
  120.2          Units
-----------------------------------------------------------------------------------------------------------------------------
   122           Rooms            No               Yes               Yes                            0                118,872
   124            SF              Yes              Yes               Yes                            0                 17,630
   135            SF              No               Yes                No                            0                      0
-----------------------------------------------------------------------------------------------------------------------------
   144            SF              No               Yes                No                            0                      0
  144.1           SF
  144.2           SF
-----------------------------------------------------------------------------------------------------------------------------
   163            SF              No               Yes               Yes                            0                  6,750
   176           Rooms            No               Yes               Yes                        1,000                151,296
   186           Units            No               Yes               Yes                            0                 45,000
   188           Units            No               Yes               Yes                            0                  8,850
   193           Rooms            No                No                No                            0                      0
   205            SF              No               Yes               Yes                            0                 17,883
   239            SF              No               Yes               Yes                            0                      0
   263           Units            No               Yes               Yes                            0                 35,910
   280            SF              Yes              Yes               Yes                            0                  2,780
   286           Units            No               Yes               Yes                            0                 27,900

             ESCROWED TI/LC       ESCROWED TI/LC      INITIAL DEFERRED
   LOAN     RESERVES INITIAL     RESERVES CURRENT        MAINTENANCE     INITIAL ENVIRON-   HOLDBACK               ENVIRONMENTAL
  NUMBER         DEPOSIT          ANNUAL DEPOSIT          DEPOSIT         MENTAL DEPOSIT     AMOUNT       LOC     INSURANCE POLICY
------------------------------------------------------------------------------------------------------------------------------------

    9                     NAP                    NAP                  0                  0
    10                      0                164,916                  0                  0
------------------------------------------------------------------------------------------------------------------------------------
    11                      0                      0            263,237                  0
   11.1
   11.2
   11.3
   11.4
   11.5
   11.6
   11.7
   11.8
   11.9
  11.10
  11.11
  11.12
  11.13
  11.14
  11.15
  11.16
  11.17
  11.18
  11.19
  11.20
------------------------------------------------------------------------------------------------------------------------------------
    15                      0                219,223             82,354                  0
    20                    NAP                    NAP                  0                  0
    21                    NAP                    NAP                  0                  0
    29                    NAP                    NAP                  0                  0
    51                    NAP                    NAP                  0                  0
    56                    NAP                    NAP                  0                  0
    78                    NAP                    NAP             78,125                  0
    82                      0                 55,780                  0                  0
    91                      0                 85,902                  0                  0
   101                      0                 33,914                  0                  0
   119                    NAP                    NAP             11,250                  0
------------------------------------------------------------------------------------------------------------------------------------
   120                    NAP                    NAP                  0                  0
  120.1
  120.2
------------------------------------------------------------------------------------------------------------------------------------
   122                    NAP                    NAP                  0                  0
   124                      0                      0                  0                  0
   135                      0                      0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------
   144                      0                      0            355,577                  0
  144.1
  144.2
------------------------------------------------------------------------------------------------------------------------------------
   163                      0                 48,420                  0                  0
   176                    NAP                    NAP            750,000                  0
   186                    NAP                    NAP             61,750                  0
   188                    NAP                    NAP                  0                  0
   193                    NAP                    NAP                  0                  0
   205                      0                 20,569            111,063                  0
   239                      0                 29,545                  0                  0
   263                    NAP                    NAP              7,875                  0
   280                      0                 19,557                  0                  0     330,000
   286                    NAP                    NAP             25,281                  0